Wireless Licenses, Goodwill and Other Intangible Assets	12 Months Ended
Dec. 31, 2018
Goodwill and Intangible Assets Disclosure [Abstract]
Wireless Licenses, Goodwill and Other Intangible Assets

Note 4. Wireless Licenses, Goodwill and Other Intangible Assets
Wireless Licenses
The carrying amounts of Wireless licenses are as follows:

	(dollars in millions)
At December 31,	2018	2017
Wireless licenses	$94,130	$88,417

For the year ended December 31, 2018, we recorded approximately $4.5 billion of wireless licenses in connection with the Straight Path acquisition and $0.7 billion in connection with the NextLink acquisition. See Note 3 for additional information.
At December 31, 2018 and 2017, approximately $8.6 billion and $8.8 billion, respectively, of wireless licenses were under development for commercial service for which we were capitalizing interest costs. We recorded approximately $0.5 billion of capitalized interest on wireless licenses for each of the years ended December 31, 2018 and 2017, respectively.

The average remaining renewal period of our wireless license portfolio was 4.6 years as of December 31, 2018. See Note 1 for additional information.

As discussed in Note 1, we test our wireless licenses for potential impairment annually or more frequently if impairment indicators are present. In 2018, our quantitative impairment test consisted of comparing the estimated fair value of our aggregate wireless licenses estimated using the Greenfield approach to the aggregated carrying amount of the licenses as of the test date. In 2017 and 2016, we performed a qualitative assessment to determine whether it was more likely than not that the fair value of our wireless licenses was less than the carrying amount. Our assessments in 2018, 2017 and 2016 indicated that the fair value of our wireless licenses exceeded the carrying value and, therefore, did not result in impairment.

Goodwill
In November 2018, we announced a strategic reorganization of our business. As discussed in Note 1, the Company began reporting externally under the new structure as of April 1, 2019. The below table and the goodwill impairment assessment results described below relate to the previous reporting structure in effect as of December 31, 2018.

Changes in the carrying amount of Goodwill are as follows:

			(dollars in millions)
	Historical Wireless	Historical Wireline	Historical Other	Total
Balance at January 1, 2017	$18,393	$3,746	$5,066	$27,205
Acquisitions (Note 3)	4	208	1,956	2,168
Reclassifications, adjustments and other	—	1	(202)	(201)
Balance at December 31, 2017	18,397	3,955	6,820	29,172
Acquisitions (Note 3)	—	(77)	225	148
Oath goodwill impairment	—	—	(4,591)	(4,591)
Reclassifications, adjustments and other	—	(7)	(108)	(115)
Balance at December 31, 2018	$18,397	$3,871	$2,346	$24,614

We recognized goodwill of $2.1 billion within the Media reporting unit (included within Historical Other in the table above) as a result of the acquisition of Yahoo's operating business and $0.1 billion in the historical Wireline reporting unit as a result of the acquisition of XO. See Note 3 for additional information.

In the fourth quarter of 2018, we performed a quantitative impairment test for our historical Wireless, historical Wireline, historical Connect and Media reporting units. Based on our assessment, it was determined that the fair value exceeded the carrying amount of each of our reporting units except for our Media reporting unit. Verizon Media has continued to experience increased competitive and market pressures throughout 2018 that have resulted in lower than expected revenues and earnings. These pressures are expected to continue and have resulted in a loss of market positioning to our competitors in the digital advertising business. Oath has also achieved lower than expected benefits from the integration of the Yahoo and AOL businesses.

In connection with Verizon’s annual budget process in the fourth quarter, the new leadership at both Oath and Verizon completed a comprehensive five-year strategic planning review of Oath’s business prospects resulting in unfavorable adjustments to Oath’s financial projections. These revised projections were used as a key input into the Company’s annual goodwill impairment test performed in the fourth quarter.

Consistent with our accounting policy, we applied a combination of a market approach and a discounted cash flow method reflecting current assumptions and inputs, including our revised projections, discount rate and expected growth rates, which resulted in the fair value of the Media reporting unit being less than its carrying amount. As a result, we recorded a non-cash goodwill impairment charge of approximately $4.6 billion ($4.5 billion after-tax) in the fourth quarter of 2018 in our consolidated statement of income. The goodwill balance of the Media reporting unit was approximately $4.8 billion prior to the incurrence of this impairment charge.

We performed a quantitative impairment assessment for all of our reporting units in 2018 and for all of our reporting units, except for our historical Wireless reporting unit, in 2017 and 2016 for which a qualitative assessment was completed. For 2018, 2017 and 2016, our impairment tests indicated that the fair value for each of our historical Wireless, historical Wireline and historical Connect reporting units exceeded their respective carrying value and therefore, did not result in a goodwill impairment. For 2017 and 2016, our impairment tests indicated that the fair value for our Media reporting unit exceeded its carrying value and therefore, did not result in goodwill impairment.

Other Intangible Assets
The following table displays the composition of Other intangible assets, net:

				(dollars in millions)
			2018			2017
At December 31,	Gross Amount	Accumulated Amortization	Net Amount	Gross Amount	Accumulated Amortization	Net Amount
Customer lists (8 to 13 years)	$3,951	$(1,121)	$2,830	$3,621	$(691)	$2,930
Non-network internal-use software (3 to 7 years)	18,603	(12,785)	5,818	18,010	(12,374)	5,636
Other (2 to 25 years)	1,988	(861)	1,127	2,474	(793)	1,681
Total	$24,542	$(14,767)	$9,775	$24,105	$(13,858)	$10,247

During 2017, we recognized other intangible assets of $1.9 billion in Corporate and other as a result of the acquisition of Yahoo's operating business and $0.2 billion in our historical Wireline as a result of the acquisition of XO. See Note 3 for additional information.

The amortization expense for Other intangible assets was as follows:

Years	(dollars in millions)
2018	$2,217
2017	2,213
2016	1,701

Estimated annual amortization expense for Other intangible assets is as follows:

Years	(dollars in millions)
2019	$2,145
2020	1,801
2021	1,501
2022	1,230
2023	949